Interest income and similar income	12 Months Ended
Dec. 31, 2017
Interest income and similar income
Interest income and similar income

33. Interest income and similar income

Interest income and similar income in the consolidated income statement comprises the interest accrued in the year on all financial assets with an implicit or explicit return, calculated by applying the effective interest method, irrespective of measurement at fair value, and the adjustment to interest income as a result of hedge accounting.

The breakdown of the main interest income and similar income items earned in 2015, 2016 and 2017 is as follows:

	2015	2016	2017

Cash and balances with the Central Bank	1,102	1,418	2,081
Loans and advances to credit institutions	2,102	2,832	4,804
Loans and advances to customers	50,227	59,264	72,263
Debt instruments	10,513	13,149	16,791
Hedging derivatives	237	703	1,895
Other interest income	49	87	168
	64,230	77,453	98,002